UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1 –   Reports to Stockholders –

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31, 2019. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles (GAAP), the Fund estimates the distributions for the fiscal year commenced January 1, 2019 through the distribution paid on January 10, 2020 consisted of 1% net investment income and 99% net realized gains.

In January 2020, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2019 calendar year.

The India Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2019. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Change in Primary Benchmark

At a meeting held on February 19, 2020, the Fund’s Board of Directors approved a change in the Fund’s primary benchmark from the Morgan Stanley Capital International (“MSCI”) India Index (Gross Dividends) to the MSCI India Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Total Investment Return

For the fiscal year ended December 31, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

1 Year
NAV*	5.7%
Market Price*	10.9%
MSCI India Index (Gross Dividends)[1]	7.6%
MSCI India Index (Net Dividends)[1]	7.6%

* assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 4.

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year of Market Price to NAV and associated discount.

	NAV	Closing Market Price	Discount
12/31/2018	$23.84	$20.24	15.1%
12/31/2019	$22.60	$20.13	10.9%

Throughout the fiscal year ended December 31, 2019, the Fund’s NAV was within a range of $24.73 to $21.87 and the Fund’s market price traded within a range $22.00 to $19.52. Throughout the fiscal year ended December 31, 2019, the Fund’s shares traded within a range of discount of 8.4% to 14.7%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In February 2019, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2019. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. In February 2020, the Board determined the rolling rate to be 10% for the 12-month period commencing with the distribution payable in March 2020.

The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Indian Budget Changes

On July 5, 2019, the Finance Minister of India (FM) presented the Union Budget 2019, proposing various amendments to the Indian tax laws. The FM announced the intent to raise the levy of surcharge on base tax rates in relation to high net-worth individuals. The finance bill proposes to increase the rate of surcharge for all non-corporate and non-firm assets. The increased surcharge will be levied on income/ gains from April 1, 2019. As the Fund is registered in India as a corporate entity, the proposed increase will not affect the Fund. On August 24, 2019, the India Central Board of Direct Taxes announced that non-corporate foreign portfolio investors are exempt from higher surcharge rates.

The Indian 2020 Budget was presented by the FM with a proposal that stated effective 1 April 2020, dividends are now proposed to be taxed in the hands of the shareholder, which means 20% tax (plus surcharge and tax) will be withheld on dividend payments (potentially reduced by treaty if applicable). Currently, Indian companies pay the tax rate prior to the distribution of the dividend to the shareholder. Management is still evaluating the effect this will have on the Fund.

1 The MSCI India Index (Net Dividends) is designed to measure the performance of the large and mid-cap segments of the Indian market. With 84 constituents, the index covers approximately 85% of the Indian equity universe. The MSCI India Index (Net Dividends) replaced the MSCI India Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the returns of the MSCI Emerging Markets Index (Net Dividends) are calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

The India Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Open Market Repurchase Program

The Board has authorized Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2019, the Fund repurchased 23,272 shares at a weighted average discount to NAV of 10.6%. During the fiscal year ended December 31, 2018, the Fund repurchased 1,054,737 shares at a weighted average discount to NAV of 12.2%. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov. This information is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The U.K. left the European Union (the “EU”) (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the UK will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The UK and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot provide assurance that the Fund will not be adversely impacted despite these preparations.

2	The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/ contact-us/email-services.

Contact Us:

•                    Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•       Email: Investor.Relations@aberdeenstandard.com; or

•       Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.	3

Report of the Investment Manager

Market review

Indian equities, as measured by the Morgan Stanley Capital International (MSCI) India Index (Net Dividends),1 returned 7.6% for the 12-month period ended December 31, 2019, despite a slowdown in consumer spending, lackluster capital expenditure and a liquidity crunch caused by non-banking financial companies. We believe investor sentiment was lifted by the Indian government’s slew of policy measures in an effort to revive the economy. These measures included a significant corporate tax cut, financial assistance for distressed lenders and housing projects, and accelerated sales of state-owned holdings to shore up fiscal coffers. Successive interest-rate cuts by the Reserve Bank of India also began to take effect in the fourth quarter of 2019, after government regulators compelled banks to lower their lending rates.

The energy sector led the advance in the market for the reporting period, buoyed by MSCI India Index heavyweight Bharat Petroleum Corp. Ltd. (which the Fund does not hold) on news of its privatization. Indian banks benefited from a solid rebound in earnings for the quarter ended September 30, 2019, following the corporate tax cut, which also improved borrowers’ creditworthiness. The government’s rescue package for non-bank lenders also buoyed the market. Financial stocks were further lifted by expectations that loan reform would boost demand for new homes and cars, as well as education and consumer durables. Information technology stocks also performed well over the reporting period, supported by increased demand from migration of applications to cloud, cyber security and analytics.

Fund performance review

The India Fund returned 5.7%2 on a net asset value basis for the 12-month period ended December 31, 2019, underperforming the 7.6% return of its benchmark, the MSCI India Index (Net Dividends).

The lack of exposure to Reliance Industries Ltd. detracted from Fund performance for the reporting period. Shares of the oil-telecommunications conglomerate advanced as its mobile phone unit, Reliance Jio, performed well amid the telecommunications sector consolidation and the company made further progress in its ecommerce strategy. The Fund does not have a position in Reliance Industries despite the conglomerate’s business expansion due to our current view on its governance standards, aggressive capital spending, and restricted free cash flow.

Overall stock selection in the consumer staples and consumer discretionary sectors weighed on Fund performance for the period, as these companies were hampered by the economic slowdown in India. This weighed particularly heavily on household products maker Jyothy Laboratories Ltd., while the stock price of cigarette-maker ITC Holdings Corp. retreated on investors’ worries that an excise tax hike and loss of market share would hurt its business. In the consumer discretionary sector, slower financing and stricter regulations hindered the auto industry. Motorcycle manufacturer Hero Motocorp was among the market laggards, and we reduced the Fund’s exposure to the company. Conversely, the absence of a position in multi-national automaker Mahindra & Mahindra benefited Fund performance.

The Fund’s holding in packaged food producer Nestle India contributed positively to Fund performance for the reporting period, as the market leader defied the slowdown in consumer spending. Although there are near-term uncertainties, our focus on what we believe are well-run companies positioned to gain market share in a consolidating industry should contribute to sustainable returns over time, in our view.

Fund performance for the period also was supported by strong stock selection in the financials sector, particularly Kotak Mahindra Bank Ltd. and HDFC Bank Ltd. We favor these well-capitalized private-sector lenders, which we believe have experienced management, solid deposit bases and robust balance sheets, and are better placed to navigate the liquidity squeeze. The companies’ stock prices advanced on positive results over the reporting period, and Kotak Mahindra Bank continued to see solid growth in its retail segment. Fund performance also was enhanced by the lack of exposure to lenders challenged by bad debt and insufficient capital, including Yes Bank and Indiabulls Housing Finance Ltd. The Fund’s holding in SBI Life Insurance Co. Ltd. performed well over the period, as the leading domestic private-sector life insurer continued to achieve growth in new business premiums and assets under management.

However, the liquidity crisis continued to pressure many state-owned banks and non-bank lenders. Smaller companies suffered, including the Fund’s holding in Piramal Enterprises Ltd., which we still believe is one of the stronger non-bank lenders. Although Piramal Enterprises is classified as a healthcare stock, the company actually has sold a large part of its pharmaceutical business and now derives most of its revenues from financial services. We remain comfortable with the

1     The MSCI India Index (Net Dividends) tracks the performance of the large- and mid-cap segments of the Indian equity market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

4	The India Fund, Inc.

Report of the Investment Manager (concluded)

Fund’s position in Piramal Enterprises, given its edge in raising capital to strengthen its balance sheet. Additionally, Fund performance was hampered by the absence of a position in ICICI Bank Ltd. The share price of ICICI Bank Ltd., which has strong access to the deposit market, rose during the period on progress in improving its asset quality and strengthening its balance sheet, and we believe that the company is now positioned for growth.

Both the Fund’s overweight position and stock selection in the property sector contributed to performance for the reporting period. Shares of the Fund’s holdings in Prestige Estates Projects Ltd. and Godrej Properties Ltd. rose on investors’ optimism over the raft of government stimulus that included tax and capital-gains incentives, funding assistance for cash-strapped housing projects, and loan reform. The stimulus also benefited the Fund’s holding in the materials sector, Asian Paints Ltd., a market leader in decorative paints that continued to benefit from India’s urbanization over the reporting period.

Outlook

In our opinion, the Indian stock market will likely remain volatile in the short term due to concerns over the solvency of the non-bank financial sector, as well as slowing domestic economic growth, particularly with consumer sentiment dampened by protests over the controversial Citizenship (Amendment) Act. While lower corporate taxes, interest-rate cuts and improved credit flow to the higher-quality non-bank financial firms may prove to be mitigating factors, we believe that more needs to be done to boost consumer and business confidence.

Over the longer term, we think that India has many structural positives, including a young, growing middle-class and, in our view, a sizable domestic market that is home to some of the strongest companies in the region. Many of the Fund’s holdings see opportunities to gain market share from their weaker peers amid challenges faced by the economy. We believe that our focus on identifying those companies with deep business moats,3 clear earnings drivers and prudent capital management should deliver sustainable returns over time.4

Coronavirus update

Since the start of January 2020, global financial markets have been monitoring and reacting to the novel coronavirus (2019-nCoV) that is believed to have originated in Wuhan, China. As of late February 2020, the virus has sickened more than 80,000 people in at least 33 countries, with most confirmed cases concentrated in mainland China.5 While containment efforts have helped to slow the growth of the virus in mainland China, in late February 2020, global financial markets reacted sharply to the news that the virus continued to spread into South Korea, Italy and Iran, as well as concerns regarding the economic impact this may have on a global scale. Factories around the world are grappling with parts shortages as their Chinese suppliers struggle to resume normal operations. China’s leaders postponed the biggest event on their political calendar, the National People’s Congress, as the country’s battle against the virus, which has hampered the domestic economy. The eventual impact on the global economy and markets will largely depend upon the scale and the duration of the outbreak. The Fund management team continues to monitor this situation closely.

Aberdeen Standard Investments (Asia) Limited

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political developments, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and a greater risk of loss than otherwise comparable geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

3     A moat is a distinct advantage a company has over its competitors which allows it to protect its market share and profitability.

4     Forecasts and estimates are offered as the Fund’s opinion and views of the portfolio manager at the time of this report and are subject to change. Forecasts and estimates are not reflective of potential performance and are not guaranteed. Actual events or results may differ materially.

5     “Economy Faces a Coronavirus Challenge as Markets Swoon.” The New York Times. Feb. 24, 2020.

The India Fund, Inc.	5

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2019.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	5.7%	12.1%	6.8%	5.9%
Market Price	10.9%	12.5%	6.6%	5.4%
MSCI India Index (Gross Dividends)	7.6%	11.4%	5.1%	3.9%
MSCI India Index (Net Dividends)	7.6%	11.4%	5.1%	3.9%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The net expense ratio for the fiscal year ended December 31, 2019 was 1.35%.

6	The India Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of December 31, 2019. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of December 31, 2019, the Fund did not have more than 25% of its assets invested in any industry or industry group.

Sectors	As a Percentage of Net Assets
Financials	26.8%	*
Consumer Staples	19.2%
Information Technology	18.8%
Materials	11.2%
Health Care	7.5%
Consumer Discretionary	6.9%
Industrials	4.8%
Real Estate	4.3%
Energy	1.4%
Communication Services	0.9%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(2.2)%
	100.0%

*    As of December 31, 2019, the Fund’s holdings in the Financials sector consisted of three industries: Banks, Diversified Financial Services and Insurance which represented 12.4%, 10.3% and 4.1% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of December 31, 2019:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	10.2%
Tata Consultancy Services Ltd.	7.7%
Kotak Mahindra Bank Ltd.	5.5%
Infosys Ltd.	5.5%
ITC Ltd.	4.9%
Hindustan Unilever Ltd.	4.8%
SBI Life Insurance Co. Ltd.	4.1%
UltraTech Cement Ltd.	4.0%
Nestle India Ltd.	3.9%
Asian Paints Ltd.	3.7%

The India Fund, Inc.	7

Portfolio of Investments

As of December 31, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—101.8%
COMMON STOCKS—101.7%
INDIA—101.7%
Communication Services—0.9%
Bharti Infratel Ltd.	1,533,289	$ 5,424,006
Consumer Discretionary—6.9%
Bosch Ltd.(a)	57,223	12,301,250
Hero MotoCorp Ltd.(a)	283,216	9,707,687
Lemon Tree Hotels Ltd.(b)(c)	7,668,300	6,864,907
Maruti Suzuki India Ltd.(a)	129,600	13,383,903
		42,257,747
Consumer Staples—19.2%
Godrej Agrovet Ltd.(b)	1,156,080	8,401,152
Godrej Consumer Products Ltd.(a)	1,568,867	14,987,935
Hindustan Unilever Ltd.(a)	1,090,676	29,351,380
ITC Ltd.(a)	8,969,000	29,886,783
Jyothy Labs Ltd.(a)	5,095,940	10,486,485
Nestle India Ltd.	114,300	23,654,692
		116,768,427
Energy—1.4%
Aegis Logistics Ltd.	3,100,000	8,382,117
Financials—26.7%
Axis Bank Ltd.(a)	916,000	9,662,391
Bandhan Bank Ltd.(a)(b)	1,810,241	12,934,182
HDFC Bank Ltd.(a)	1,078,000	19,286,753
Housing Development Finance Corp. Ltd.(a)	1,840,000	62,227,778
Kotak Mahindra Bank Ltd.(a)	1,418,300	33,487,927
SBI Life Insurance Co. Ltd.(a)(b)	1,832,500	24,686,109
		162,285,140
Health Care—7.5%
Biocon Ltd.	2,561,576	10,532,951
Piramal Enterprises Ltd.(a)	747,781	15,972,518
Sanofi India Ltd.	119,951	11,738,294
Syngene International Ltd.(b)	1,660,000	7,481,589
		45,725,352
Industrials—4.8%
ABB India Ltd.(a)	349,224	6,308,799
ABB Power Products & Systems India Ltd.(c)(f)	69,845	719,211
Container Corp. Of India Ltd.	2,727,950	21,893,341
		28,921,351

8	The India Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Information Technology—18.8%
Cyient Ltd.(a)	412,531	$ 2,361,760
Infosys Ltd.(a)	3,244,854	33,454,452
Mphasis Ltd.	1,480,748	19,087,581
Tata Consultancy Services Ltd.	1,547,366	46,933,794
Tech Mahindra Ltd.	1,175,000	12,530,585
		114,368,172
Materials—11.2%
Ambuja Cements Ltd.(a)	1,407,000	3,870,211
Asian Paints Ltd.(a)	883,434	22,161,734
Castrol (India) Ltd.(a)	1,095,218	1,978,936
Grasim Industries Ltd.(a)	307,230	3,207,173
Shree Cement Ltd.(a)	44,870	12,817,042
UltraTech Cement Ltd.(a)	422,969	24,037,322
		68,072,418
Real Estate—4.3%
Godrej Properties Ltd.(a)(c)	954,528	13,201,718
Prestige Estates Projects Ltd.(a)	2,757,470	13,047,460
		26,249,178
Total Common Stocks		618,453,908
RIGHTS—0.1%
Financials—0.1%
Piramal Enterprises Ltd.(c)	108,380	338,753
Total Rights		338,753
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.53%(d)	2,334,761	2,334,761
Total Short-Term Investment		2,334,761
Total Investments (Cost $323,194,751)(e)—102.2%		621,127,422
Liabilities in Excess of Other Assets—(2.2)%		(13,138,985)
Net Assets—100.0%		$607,988,437

(a)  Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.

(b)  Denotes a security issued under Regulation S or Rule 144A. See Note 2(g) of the accompanying Notes to Financial Statements.

(c)   Non-income producing security.

(d)   Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2019.

(e)   See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(f)    Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.

The India Fund, Inc.	9

Statement of Assets and Liabilities

As of December 31, 2019

Assets
Investments, at value (cost $320,859,990)	$618,792,661
Short-term investments, at value (cost $2,334,761)	2,334,761
Foreign currency, at value (cost $1,680,926)	1,676,912
Receivable for investments sold	13,543,987
Interest and dividends receivable	3,410
Prepaid expenses	111,648
Total assets	636,463,379
Liabilities
Dividends payable to common shareholders	15,335,608
Deferred foreign capital gains tax	12,305,278
Investment management fees payable (Note 3)	560,460
Administration fees payable (Note 3)	42,269
Director fees payable	25,000
Investor relations fees payable (Note 3)	18,739
Other accrued expenses	187,588
Total liabilities	28,474,942

Net Assets	$607,988,437
Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$26,905
Paid-in capital in excess of par	329,130,891
Distributable earnings	278,830,641
Net Assets	$607,988,437
Net asset value per share based on 26,904,575 shares issued and outstanding	$22.60

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	The India Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2019

Net Investment Income:
Income
Dividends and other income (net of foreign withholding taxes of $0)	$9,237,353
Total Investment Income	9,237,353
Expenses:
Investment management fee (Note 3)	6,611,604
Administration fee (Note 3)	498,809
Directors’ fees and expenses	300,000
Custodian’s fees and expenses	243,714
Legal fees and expenses	172,690
Insurance expense	133,844
Reports to shareholders and proxy solicitation	111,386
Independent auditors’ fees and expenses	103,875
Investor relations fees and expenses (Note 3)	94,587
Transfer agent’s fees and expenses	25,040
Miscellaneous	131,145
Net expenses	8,426,694

Net Investment Income	810,659
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	70,820,996
Foreign currency transactions	(275,926)
70,545,070
Net change in unrealized appreciation/(depreciation) on:
Investments (including $3,081,476 change in deferred capital gains tax) (Note 2f)	(42,205,771)
Foreign currency translation	(76,095)
(42,281,866)
Net realized and unrealized gain from investments and foreign currency transactions	28,263,204
Net Increase in Net Assets Resulting from Operations	$29,073,863

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	11

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets
Operations:
Net investment income/(loss)	$810,659	$(969,873)
Net realized gain from investment and foreign currency related transactions	70,545,070	101,838,044
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(42,281,866)	(136,607,812)
Net increase/(decrease) in net assets resulting from operations	29,073,863	(35,739,641)
Distributions to Shareholders from:
Distributable earnings	(62,687,660)	(122,353,140)
Net decrease in net assets from distributions	(62,687,660)	(122,353,140)
Repurchase of shares under open market repurchase policy (23,272 and 1,054,737, respectively) (Note 6)	(476,869)	(25,439,377)
Change in net assets from capital transactions	(476,869)	(25,439,377)
Change in net assets resulting from operations	(34,090,666)	(183,532,158)
Net Assets:
Beginning of year	642,079,103	825,611,261
End of year	$607,988,437	$642,079,103

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	The India Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2019	2018		2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$23.84	$29.50		$24.24	$25.95	$28.63
Net investment income/(loss)	0.03	(0.04)		(0.01)	–	0.01	(b)
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.06	(1.25)		8.37	(0.09)	(0.91)
Total from investment operations	1.09	(1.29)		8.36	(0.09)	(0.90)
Dividends and distributions to shareholders from:
Net investment income	(0.01)	(0.77	)(f)	–	(0.04)	(0.16)
Net realized gains	(2.32)	(3.73	)(f)	(3.16)	(1.67)	(1.66)
Total dividends and distributions to shareholders	(2.33)	(4.50)		(3.16)	(1.71)	(1.82)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–	0.13		0.06	0.09	0.04
Total capital share transactions	–	0.13		0.06	0.09	0.04
Net asset value, end of year	$22.60	$23.84		$29.50	$24.24	$25.95
Market value, end of year	$20.13	$20.24		$26.12	$21.39	$22.74
Total Investment Return Based on(c):
Market value	10.90%	(6.00%	)	36.45%	1.20%	(4.42%	)
Net asset value	5.70%	(1.94%	)	35.98%	0.50%	(1.67%	)(d)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$607,988	$642,079		$825,611	$689,736	$759,064
Average net assets (000 omitted)	$623,568	$756,480		$836,037	$770,618	$862,993
Net expenses(e)	1.35%	1.32%		1.26%	1.33%	1.32%
Net investment income/(loss)	0.13%	(0.13%	)	(0.02% )	(0.01% )	0.05%	(b)
Portfolio turnover	14.43%	12.62%		12.15%	12.25%	5.74%

(a)	Based on average shares outstanding.
(b)

Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and (0.04%), respectively.

(c)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(e)	Prior to 2016, the ratio was inclusive of foreign tax expense paid to Mauritius on the Fund’s taxable income. The Fund exited its Mauritius structure in 2015.
(f)

The current year presentation has been revised to appropriately reflect the known source of dividends and distributions to shareholders from net investment income and net realized gains. Previously (4.50) from net investment income.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	13

Notes to Financial Statements

December 31, 2019

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are

14	The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$182,925,009	$434,809,688	$719,211	$618,453,908
Rights	338,753	–	–	338,753
Short-Term Investment	2,334,761	–	–	2,334,761
Total	$185,598,523	$434,809,688	$719,211	$621,127,422

Amounts listed as “–” are $0 or round to $0.

During the fiscal year ended December 31, 2019, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (less than 0.12% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2019 is not presented.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

The India Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2019

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has implemented a managed distribution policy (“MDP”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018, Indian Finance Minister, Arun Jaitley, proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018 and the Fund currently accrues for this tax, see Deferred foreign capital gains tax on the Statement of Assets and Liabilities.

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

16	The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s investment manager with respect to all investments. For its services, ASIAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended December 31, 2019, ASIAL earned a gross management fee of $6,611,604.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”) an affiliate of ASIAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2019, the Fund paid a total of $498,809 in administrative fees to ASII.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII, (or third parties engaged by ASII) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2019, the Fund incurred investor relations fees of approximately $94,587. For the fiscal year ended December 31, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2019, were $91,333,665 and $201,799,091, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the fiscal year ended December 31, 2019, the Fund repurchased 23,272 shares under its targeted discount policy (See Note 6). As of December 31, 2019, there were 26,904,575 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s open market repurchase policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV.

Under the open market repurchase policy, the Fund repurchased 23,272 shares for $476,869 during the fiscal year ended December 31, 2019 and 1,054,737 shares for $25,439,377 during the fiscal year ended December 31, 2018.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The India Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2019

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in illiquid or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

18	The India Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2019

e. Market Events Risk:

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$340,452,036	$291,819,025	$(11,143,639)	$280,675,386

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019	December 31, 2018
Distributions paid from:
Ordinary Income	$289,370	$21,306,430
Net long-term capital gains	62,398,290	101,046,710
Total tax character of distributions	$62,687,660	$122,353,140

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	10,464,611
Total undistributed earnings	$10,464,611
Capital loss carryforward	–
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	268,366,030	*
Total distributable earnings/(losses) – net	$278,830,641

*  The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales, passive foreign investment companies and corporate actions.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2019.

The India Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
The India Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The India Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended December 31, 2016, were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and other third parties . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
February 27, 2020

20	The India Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen India Fund, Inc. during the fiscal year ended December 31, 2019:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
4/30/2019	$0.59000000	$0.57926509	$–	$0.01073491	$0.00911975	$0.01985466	$0.01985466	$0.01063100
6/28/2019	0.59000000	0.59000000	–	–	–	–	–	–
9/30/2019	0.58000000	0.58000000	–	–	–	–	–	–
1/10/2020	0.57000000	0.57000000	–	–	–	–	–	–
TOTAL	$2.33000000	$2.31926509	$–	$0.01073491	$0.00911975	$0.01985466	$0.01985466	$0.01063100

(1)  The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)  The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board of Director’s Approval of Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of The India Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Asset Management Asia Limited (the “Adviser”), a wholly-owned subsidiary of Aberdeen Standard Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting (the “Contract Renewal Meeting”) held in person on October 29, 2019, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund and one other closed-end fund in the same complex under the Board’s supervision (the “Other Aberdeen Fund”), certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed the Fund and the Other Aberdeen Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

Board Approval of the Agreement. In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement. The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund and the Other Aberdeen Fund.

The India Fund, Inc.	21

Supplemental Information (unaudited) (continued)

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been of high quality.

Fund Performance. The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of two funds, including the Fund, for each of the 1-, 3-, 5-, and 10-year periods ended June 30, 2019. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on net asset value per share showed, among other things, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2019 was ranked first among the funds in the Performance Peer Group for that period and for the 10-year period ended June 30, 2019 was ranked second among the funds in the Performance Peer Group for that period (in these rankings, first is best). The Board noted that the small number of funds in the Performance Peer Group – two, including the Fund – made meaningful performance comparisons difficult. In addition, the Adviser noted that the one other fund in the Performance Peer Group has a similar investment objective but varies in investment policy and portfolio holdings. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund underperformed its benchmark in each of the 1- and 3-year periods ended June 30, 2019 but outperformed its benchmark for each of the 5- and 10-year periods. The Adviser noted that the Fund has outperformed its benchmark since the Aberdeen Assumption Date. The Board considered that the Fund’s performance record for the 10-year period was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for an additional period of one year.

Management Fees and Expenses. The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, one other closed-end India equity fund, four China region funds, two Japan stock funds and four miscellaneous regional funds, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from $87 million to $807 million. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked ninth of the twelve funds in the Expense Group (in these rankings, first is best) and was worse (i.e., higher) than the Expense Group median for that expense component, and that the Fund’s net management fee (i.e., giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers of the other Expense Group funds) also ranked seventh among the twelve funds in the Expense Group and was worse than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked sixth among the twelve funds in the Expense Group and was better (i.e., lower) than the Expense Group median for

22	The India Fund, Inc.

Supplemental Information (unaudited) (concluded)

that expense component. The Board noted the small number and varying types and sizes of funds and the inclusion of leveraged and non-leveraged funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent, and overall quality of the investment advisory and other services provided to the Fund under the Agreement.

Profitability. The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year and since the Aberdeen Assumption Date. In addition, the Board received the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund remained at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services, notwithstanding expiration of the Expense Limitation Agreement.

Economies of Scale. The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s interval structure until it ended operated to reduce Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser. The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

*                                               *                                              *                                                   *                                                          *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the best interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing the Board’s responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The India Fund, Inc.	23

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Below is a summary of the Fund’s current Dividend Reinvestment and Cash Purchase Plan (“Plan”). The Plan will be amended effective with distributions declared following the close of business on April 30, 2020 as described in more detail below the current Plan summary.

The Fund intends to distribute to stockholders substantially all of its net investment income and substantially all of its net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Plan, stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock

24	The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 505000, Louisville, KY 40233.

On October 29, 2019, the Board approved amendments to the Fund’s Dividend Reinvestment Plan (“Current Plan”). The amended dividend reinvestment plan (“Amended Plan”) will go into effect with dividends declared after the close of business on April 30, 2020. Below is a summary of the key changed terms.

Feature	Current Plan	Amended Plan
Frequency of Optional Cash Purchases	Once annually	Monthly
Maximum Aggregate Annual Optional Cash Purchase Amount	$3,000	$250,000
Days to purchase DRIP Shares on the Open Market	On or shortly after payment date	3 - 5 business days
Schedule Recurring Deductions for Optional Cash Purchases	No	Yes
Online Bank Debits for Optional Cash Purchases	No	Yes

Below is a summary of the Amended Plan that will go into effect on April 30, 2020.

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the

Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected brokerage commissions) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a New York Stock Exchange trading day, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the

The India Fund, Inc.	25

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open market purchases.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

26	The India Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Nisha Kumar c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia PA 19103 Year of Birth: 1970	Director, Audit Committee Member and Nominating Committee Member	Since 2016; current term ends at the 2020 annual meeting	Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. Nisha is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	1	Director of Legg Mason Fixed Income Funds; Former Director of Aberdeen Income Credit Strategies Fund from 2017 to 2018; and Former Director of The Asia Tigers Fund from 2016 to 2018.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia PA 19103 Year of Birth: 1972	Director, Audit Committee Member and Nominating Committee Member	Since 2016; current term ends at the 2022 annual meeting	Ms. Maasbach has been the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015.	6	Former Director of The Asia Tigers Fund, Inc. from 2016 to 2018

Jeswald W. Salacus c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia PA 19103 Year of Birth: 1938	Director, Chairman of the Board of Directors, Chairman of the Audit Committee Member and Chairman of the Nominating Committee Member	Since 1993; current term ends at the 2021 annual Meeting	Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	1	Former Director and Chairman of The Asia Tigers Fund, Inc. and former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates

Luis Rubio c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia PA 19103 Year of Birth: 1975	Director, Audit Committee Member and Nominating Committee Member	Since 1993; current term ends at the 2020 annual meeting	Mr. Rubio has been the Chairman of Mexico-Evalua-CIDAC (Center of Research for Development) since 2000.He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 48 books. Mr. Rubio was the Chairman of the Mexican Council on Foreign Relations from 2017 to 2019.	1	Former Director of The Asia Tigers Fund, Inc. from 199 to 2018 and one registered investment company advised by Advantage Advisers L.L.C. or its affiliates; Director of Coca Cola Femsa.

The India Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Directors

Martin Gilbert** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1955	Director	Since 2012; current term ends at the 2021 annual meeting

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen-managed investment trusts and funds.

				30	Former Director of The Asia Tigers Fund, Inc. from 2012 to 2018

Hugh Young** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1958	Director	Since 2012; current term ends at the 2022 annual meeting	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of ASIAL since 1991.	1	Former Director of Aberdeen Australia Equity Fund, Inc. from 2000 to 2019.

*  Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios) , Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 4 portfolios ) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same “Fund Complex.”

** Deemed to be an Interested Director of the Fund because of his position held with affiliates of the Fund’s investment adviser and sub-adviser.

28	The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers* Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Alan Goodson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Joseph Andolina** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President – Compliance	Since 2017

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Andrea Melia** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).

Megan Kennedy** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2011	Currently, Head of Product Management for Aberdeen Standard Investments Inc. (since 2009). Ms. Kennedy joined Standard Investments Inc. in 2005.

Bev Hendry** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Adrian Lim c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2011

Currently, Investment Director on the Asian Equities Team. Adrian joined the company in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

The India Fund, Inc.	29

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Yoojeong Oh c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1981	Vice President	Since 2019

Yoojeong Oh is an Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Yoojeong joined the company in 2005 and was initially a member of the UK and European Equities Team in London before moving to Singapore.

Christian Pittard** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011

Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Lucia Sitar** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007 as U.S. Counsel.

James Thom c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2019	Currently, a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. James joined the company in 2010.

Jeffrey Cotton** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President - Compliance	Since 2011	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance-Americas.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments Inc. since 2013. She joined the company as a Senior Fund Administrator in 2008.

30	The India Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Heather Hasson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2018	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. She joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually by the Board.

** Messrs. Pittard, Cotton, Hendry, Goodson and Andolina and Mses. Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following funds: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios) , Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 4 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same “Fund Complex.”

The India Fund, Inc.	31

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Corporate Information

Directors

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodians

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-Annual

Item 2 –   Code of Ethics.

(a)             As of December 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)            Definitional.

(c)             There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)            During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)             Not Applicable

(f)              A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 –   Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Nisha Kumar, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit Committee’s financial expert. Ms. Kumar is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 –  Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2019	$50,314	$0	$8,500	$0
December 31, 2018	$50,142	$0	$8,500	$0

1                   The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)    The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the

Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)    None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                      Not applicable.

(g)                     Non-Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, respectively, KPMG billed $811,175 and $803,986 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)                    Not applicable.

Item 5 –  Audit Committee of Listed Registrants.

(a)                      The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2019, the Audit Committee members were:

Nisha Kumar

Nancy Yao Maasbach

Jeswald Salacuse

Luis F. Rubio

(b)                        Not applicable.

Item 6 –  Investments.

(a)       Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager are included as Exhibit (e).

Item 8 -      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March [  ], 2020.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Adrian Lim Investment Director	Responsible for Asian equities portfolio management

Currently an Investment Director on the Asian Equities team. Adrian joined ASI from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equity team in July 2003.

Kristy Fong Senior Investment Director	Responsible for Asian equities portfolio management	Currently a Senior Investment Director on the Asian Equities team. Kristy joined ASI in 2004 from UOB KayHian Pte Ltd where she was an analyst.
Flavia Cheong Head of Equities – Asia Pacific	Responsible for company research and oversight of portfolio construction for Asia Pacific Equities

Currently, Head of Equities — Asia Pacific for ASI. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

James Thom Senior Investment Director	Responsible for Asian equities portfolio management	Currently a Senior Investment Director on the Asian Equities team. He joined ASI in 2010 from Actis, an Emerging Markets Private Equity firm.

(a)(2)  The information in the table below is as of December 31, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18
Adria Lim	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18

Kristy Fong	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18

Flavia Cheong	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18

James Thom	Registered Investment Companies	6	$923.48	0	$0

Pooled Investment Vehicles	58	$19,793.90	0	$0
Other Accounts	49	$13,243.38	9	$3,305.18

Total assets are as of December 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.32.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 50% of the deferral into funds.  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement

(“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2019
Hugh Young	$10,001-$50,000
Adrian Lim	$0
Kristy Fong	$0
Flavia Cheong	$0
James Thom	$0

(b)          Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2019 through January 31, 2019	13,272	$20.38	13,272	2,521,520
February 1, 2019 through February 28, 2019	10,000	$20.59	10,000	2,511,520
March 1, 2019 through March 31, 2019	None	None	None	2,511,520
April 1, 2019 through April 30, 2019	None	None	None	2,511,520
May 1, 2019 through May 31, 2019	None	None	None	2,511,520
June 1, 2019 through June 30, 2019[2]	None	None	None	2,511,520
July 1, 2019 through July 31, 2019[2]	None	None	None	2,511,520
August 1, 2019 through August 31, 2019[2]	None	None	None	2,511,520

September 1, 2019 through September 30, 2019[2]	None	None	None	2,511,520
October 1, 2019 through October 31, 2019[2]	None	None	None	2,511,520
November 1, 2019 through November 30, 2019[2]	None	None	None	2,511,520
December 1, 2019 through December 31, 2019[2]	None	None	None	2,511,520
Total	23,272	$20.47	23,272	-

  (1) The open market repurchase policy was authorized on October 30, 2012. The program authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. On July 31, 2018, the Board authorized additional shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of July 31, 2018.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)         Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)         Not applicable.

(a)(4)         Not applicable

(b)                        Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                         A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), as required by the terms of the Registrant’s SEC exemptive order.

(d)                        Proxy Voting Policy of Registrant.

(e)                         Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date:	March 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
The India Fund, Inc.

Date:	March 9, 2020

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c) – Distribution notice to stockholders

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies